UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 21, 2006

Opteum Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32171	72-1571637
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3305 Flamingo Drive, Vero Beach, Florida		32963
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	772-231-1400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 21, 2006, a Membership Interest Purchase, Option and Investor Rights Agreement (the "Purchase Agreement") was entered into among Opteum Inc., a Maryland corporation ("Opteum"), Opteum Financial Services, LLC, a Delaware limited liability company and wholly-owned subsidiary of Opteum ("OFS") and Citigroup Global Markets Realty Corp., a New York corporation ("Citigroup").

Pursuant to the terms of the Purchase Agreement, on December 21, 2006, Opteum sold to Citigroup Class B non-voting limited liability company membership interests in OFS representing 7.5% of OFS’ total issued and outstanding limited liability company membership interests (the "Purchased Membership Interests") in exchange for $4,125,000 in cash. In addition, Opteum granted Citigroup an option (the "Option") to purchase from Opteum additional Class B non-voting limited liability company membership interests in OFS representing 7.49% of OFS’ total issued and outstanding limited liability company membership interests (the "Option Membership Interests") in exchange for $4,119,500 in cash payable in immediately available funds upon the closing of the exercise of the Option.

Citigroup may exercise the Option at any time on or before December 21, 2007, by delivering a written notice to Opteum. If Citigroup exercises the Option, the parties shall use their best efforts to effect the purchase of the Option Membership Interests not later than ten business days after the date on which Citigroup delivers the exercise notice to Opteum.

If OFS executes a definitive agreement providing for a Change of Control (as defined in Section 1(a) of the Purchase Agreement) prior to December 21, 2007, then Opteum must provide written notice to Citigroup and Citigroup will have fifteen business days from receipt of such notice to notify Opteum of its election to exercise the Option. If such definitive agreement is later terminated, the Option shall be extended to the later of December 21, 2007, or the fifteenth business day following the date the definitive agreement was terminated.

Pursuant to Section 2.7(a) of the Purchase Agreement, Citigroup’s Class B non-voting limited liability company membership interests in OFS must be redeemed by Opteum upon the occurrence of any Redemption Event (as defined in Section 2.7(a) of the Purchase Agreement) (collectively, the "Redemption Rights"). Such Redemption Events include any sale of limited liability company membership interests in OFS to any bank, broker-dealer or any affiliate thereof and any Change of Control (as defined in Section 1(a) of the Purchase Agreement) of Opteum or OFS. OFS is required to provide written notice to Citigroup at least fifteen days prior to any Redemption Event.

If a Redemption Event involves a sale of limited liability company membership interests in OFS to any bank, broker-dealer or any affiliate thereof and Opteum continues to beneficially own, immediately after the effective time of such transaction voting membership interests representing more than fifty percent (50%) of the voting power of OFS’ outstanding membership interests necessary to elect a majority of OFS’ board of managers or membership interests representing more than fifty percent (50%) of the economic equity represented by OFS’ outstanding membership interests, then Opteum must redeem Citigroup’s Class B membership interests in OFS at a price equal to the greater of (x) the pro rata value of Citigroup’s Class B membership interests in OFS based upon the valuation placed upon 100% of OFS’ total issued and outstanding membership interests in the contemplated transaction and (y) the pro rata value of Citigroup’s Class B membership interests in OFS based upon a $55,000,000 valuation of 100% of OFS’ total issued and outstanding membership interests. If a Redemption Event involves a Change of Control of OFS, Opteum must redeem Citigroup’s Class B membership interests in OFS at a price equal to the pro rata value of Citigroup’s Class B membership interests in OFS based upon the valuation placed upon 100% of OFS’ total issued and outstanding membership interests in the contemplated transaction. If a Redemption Event involves a Change of Control of Opteum, Opteum must redeem Citigroup’s Class B membership interests in OFS at a price equal to the pro rata value of Citigroup’s Class B membership interests in OFS based upon the valuation placed upon 100% of OFS’ total issued and outstanding membership interests as determined by one or more independent third-party appraisers.

If OFS wishes to sell new limited liability company membership interests that would not result in a Change of Control or Redemption Event, Citigroup has the right (an "Anti-Dilution Right") to purchase such portion of such newly issued limited liability company membership interests, on the same terms and conditions as proposed in connection with such new issuance, sufficient to maintain its ownership percentage in OFS at the same level as it was immediately prior to the proposed new issuance. Also, unless a Redemption Event has occurred, if Opteum enters into a definitive agreement providing for the sale of any of its Class A membership interests in OFS to an unaffiliated third party and such third party is not a bank, broker-dealer or any affiliate thereof, then Opteum has the right (a "Drag-Along Right") to force Citigroup to sell up to 100% of Citigroup’s Class B membership interests in OFS at a price equal to the greater of (x) the pro rata value of Citigroup’s Class B membership interests in OFS being sold based upon the valuation placed upon 100% of OFS’ total issued and outstanding membership interests in the contemplated transaction and (y) the pro rata value of Citigroup’s Class B membership interests in OFS being sold based upon a $55,000,000 valuation of 100% of OFS’ total issued and outstanding membership interests. If, in connection with any definitive agreement providing for the sale by Opteum of any of its Class A membership interests in OFS to an unaffiliated third party that is not a bank, broker-dealer or any affiliate thereof, Opteum chooses not to exercise its Drag-Along Right, then Citigroup has the right (a "Tag-Along Right") to sell to such unaffiliated third party up to the same percentage of Citigroup’s Class B membership interests in OFS as the percentage of Opteum’s Class A membership interests in OFS proposed to be sold by Opteum bears to the total OFS memberships interests then owned by Opteum.

The Purchase Agreement also contains representations and warranties that the parties have made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been intended not as statements of fact, but rather as a way of allocating risk among the parties.

In connection with the closing of the transaction contemplated by the Purchase Agreement, on December 21, 2006, Opteum and Citigroup approved a Sixth Amended and Restated Limited Liability Company Agreement of Opteum Financial Services, LLC (the "Operating Agreement") among Opteum, OFS and Citigroup, that became effective immediately following the closing of such transaction. Upon effectiveness of the Operating Agreement, Opteum owned 100% of OFS’ issued and outstanding voting Class A limited liability company membership interests, representing 92.5% of OFS’ total issued and outstanding limited liability company membership interests, and Citigroup owned 100% of OFS’ issued and outstanding non-voting Class B limited liability company membership interests, representing 7.5% of OFS’ total issued and outstanding limited liability company membership interests. Pursuant to the terms of the Operating Agreement, Citigroup’s Class B limited liability company membership interests in OFS are not transferable unless such transfer is first approved by OFS’ board of managers.

The foregoing descriptions of the Purchase Agreement and the Operating Agreement, including the descriptions of the Redemption Rights, Anti-Dilution Right, Drag-Along Right and Tag-Along Right, do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement and Operating Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 21, 2006, Opteum Inc. ("Opteum") issued the press release attached hereto as Exhibit 99.1, which press release is incorporated into this Item 7.01 Regulation FD Disclosure by reference in its entirety.

The information furnished under this Item 7.01 Regulation FD Disclosure, including the exhibit related hereto, shall not be deemed "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 Membership Interest Purchase, Option and Investor Rights Agreement, dated as of December 21, 2006, among Opteum Inc., Opteum Financial Services, LLC and Citigroup Global Markets Realty Corp.

Exhibit 10.2 Sixth Amended and Restated Limited Liability Company Agreement of Opteum Financial Services, LLC effective as of December 21, 2006.

Exhibit 99.1 Press release of Opteum Inc. dated December 21, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opteum Inc.

December 21, 2006	By:	/s/ Jeffrey J. Zimmer

Name: Jeffrey J. Zimmer
Title: Chairman, President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Membership Interest Purchase, Option and Investor Rights Agreement, dated as of December 21, 2006, among Opteum Inc., Opteum Financial Services, LLC and Citigroup Global Markets Realty Corp.
10.2	Sixth Amended and Restated Limited Liability Company Agreement of Opteum Financial Services, LLC effective as of December 21, 2006.
99.1	Press Release of Opteum Inc. dated December 21, 2006.